UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 12, 2021

MERIDIAN BIOSCIENCE, INC.

(Exact Name of Registrant as Specified in Charter)

Ohio	0-14902	31-0888197
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3471 River Hills Drive Cincinnati, Ohio	45244
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (513) 271-3700

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	VIVO	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17CFR §240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Item 8.01.	Other Events

On December 16, 2020, Meridian Bioscience, Inc. (the “Company”) filed and mailed a definitive proxy statement (as supplemented by a supplement dated December 30, 2020, the “Proxy Statement”) describing the matters to be voted on at the Company’s annual meeting of shareholders to be held on January 27, 2021 (the “2021 Annual Meeting”), including the approval of the Meridian Bioscience, Inc. 2021 Omnibus Award Plan (the “Plan”), which is attached as Appendix A to the Proxy Statement.

On January 12, 2021, the Company amended the Plan (the “Plan Amendment”) to reduce the number of shares of Common Stock authorized for issuance under the terms of the Plan. On January 12, 2021, the Company filed supplemental proxy materials (the “Supplement”) with the Securities and Exchange Commission (the “SEC”) to provide shareholders information about the Plan Amendment and to amend and restate certain related disclosures included in the Proxy Statement. The Plan, as amended, will be presented for shareholder approval at the 2021 Annual Meeting.

The Supplement provides that the Plan Amendment reduces the number of shares of Common Stock to be authorized under the Plan described in Proposal 3 of the Proxy Statement. The Proxy Statement and the Plan attached to the Proxy Statement as Appendix A originally provided that Awards granted under the Plan shall be subject to the following limitation in Section 5 of the Plan, among others: “subject to Sections (C) [of Section 5] and 12 of the Plan, no more than the sum of (A) 2,000,000 shares of Common Stock plus (B) the number of shares of Common Stock that, as of the Effective Date, are remaining available for issuance or delivery, and not subject to outstanding awards, under the Prior Plan may be delivered in the aggregate pursuant to Awards granted under the Plan (such sum of (A) and (B), the “Effective Date Share Limit”).”

The Supplement provides that with respect to Proposal 3 of the Proxy Statement, references to 2,000,000 shares are replaced with 1,000,000 shares. Additionally, the reference to “3,745,000” in the first sentence in the paragraph captioned “Share Usage” on page 9 of the Proxy Statement is replaced with “2,745,000.” The Supplement also includes conforming modifications to language in Proposal 3 of the Proxy Statement under the paragraphs captioned “Number of Shares Authorized” on page 9 and “Dilution and Expected Duration” on page 10.

Additional information about the Plan, as well as the Company’s other proposals submitted to the Company’s shareholders for approval, can be found in the Proxy Statement, which is available on the Company’s website at www.meridianbioscience.com, and on the SEC’s website at www.sec.gov, and can be obtained at no charge on these websites.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERIDIAN BIOSCIENCE, INC.

Date: January 12, 2021	By:	/s/ Bryan T. Baldasare
Executive Vice President, Chief Financial Officer (Principal Financial and Accounting Officer)